UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 7, 2008
SM&A

(Exact name of registrant as specified in its charter)

Delaware	0-23585	33-0080929

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4695 MacArthur Court, 8th Floor, Newport Beach, California		92660

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (949) 975-1550
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Conditions
On August 7, 2008, SM&A, a Delaware corporation, held a conference call to discuss its second quarter ended June 30, 2008 financial results. A copy of the conference call transcript is furnished as Exhibit 99.1 to this report.
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Second Quarter ended June 30, 2008 Earnings Conference Call Transcript dated August 7, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 13, 2008	SM&A
	By:	/s/ James R. Eckstaedt
		Name:	James R. Eckstaedt
		Title:	Executive Vice President Finance and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Second Quarter ended June 30, 2008 Earnings Conference Call Transcript dated August 7, 2008.